UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                 --------------


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                       Date of Report: September 28, 2005
                       ----------------------------------
                        (Date of earliest event reported)


                       CITICORP MORTGAGE SECURITIES, INC.
                             (Packager and Servicer)
    (Issuer in Respect of the REMIC Pass-Through Certificates, Series 2005-7)
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               (Exact name of registrant as specified in charter)


   Delaware                    333-109722                     13-3408717
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  (State or other juris-       (Commission                 (I.R.S. Employer
 diction of organization)       File Nos.)                Identification No.)


  1000 Technology Drive, O'Fallon, Missouri                   63368
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   (Address of principal executive offices)                 (Zip Code)


Registrant's Telephone Number, including area code: (636) 261-1313

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(Former name, former address and former fiscal year, if changed since last report.)

Item 8.01.        Other Events.

     The following are Collateral Term Sheets prepared by Citicorp Mortgage Securities, Inc. ("CMSI") in connection with the offering of its REMIC Pass-Through Certificates, Series 2005-7. The information set forth in these Collateral Term Sheets will be superseded in its entirety by the information set forth in the final prospectus for the Series 2005-7 REMIC Pass-Through Certificates and by any subsequent Collateral Term Sheets filed under Form 8-K subsequent to the date hereof related to the Series 2005-7 REMIC Pass-Through Certificates.


Item 9.01.  Financial Statements and Exhibits

         (c) Exhibits



Item 601 (a)
of Regulation S-K
Exhibit No.                        Description
------------------                 -----------

 EX-99 Collateral Term Sheets prepared by Citicorp Mortgage Securities, Inc. in connection with the offering of its REMIC Pass-Through Certificates, Series 2005-7.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            CITICORP MORTGAGE SECURITIES, INC.
                                            (Registrant)

                                            By: /s/ Howard Darmstadter
                                               -------------------------
                                                    Howard Darmstadter
                                                    Assistant Secretary


Dated: September 28, 2005

                                  EXHIBIT INDEX


Exhibit No.                   Description
-----------             -------------------------

    99 Collateral Term Sheets prepared by Citicorp Mortgage Securities, Inc. in connection with the offering of its REMIC Pass-Through Certificates, Series 2005-7.